UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-D

Asset-Backed Issuer

Distribution Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

For the monthly distribution period from May 1, 2012 to May 31, 2012

Commission File Number of issuing entity: 000-23108

Discover Card Master Trust I

(Exact name of issuing entity as specified in its charter)

Commission File Number of sponsor and depositor: 033-54804

Discover Bank

(Exact name of sponsor and depositor as specified in its charter)

	Delaware	51-0020270
	(State or jurisdiction of Incorporation or organization of the issuing entity)	(IRS Employer Identification Number)

c/o Discover Bank
12 Read's Way
	New Castle, Delaware	19720
	(Address of principal executive offices of the issuing entity )	(Zip Code)

(302)	323-7315
(Telephone Number, including area code)

Title of Class	Registered/reporting pursuant to (check one)

Section 15(d)
Credit Card Pass -Through Certificates	x

Each class of Credit Card Pass-Through Certificates to which this report on Form 10-D relates is subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934. The title of each class of Credit Card Pass-Through Certificates to which this report on Form 10-D relates is set forth in Item 1 hereof.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes x No ___

PART I DISTRIBUTION INFORMATION

Item 1. Distribution and Pool Performance Information

No assets securitized by Discover Bank, the depositor, and held by Discover Card Master Trust I (the "Master Trust") were the subject of a demand to repurchase or replace for breach of representations and warranties during the monthly distribution period from May 1, 2012 to May 31, 2012.

Monthly Performance Data:

Pool and performance data with respect to the receivables that comprise the assets of the Master Trust and the publicly issued and outstanding series of the Master Trust are set forth in the attached Monthly Certificateholders' Statements, as follows:

(A) Series 2005-4, Subseries 2:

On June 15, 2012 the Registrant made available the Monthly Certificateholders' Statement for May 2012 with respect to Series 2005-4, Subseries 2, which is attached as Exhibit 99(a) hereto.

(B) Series 2006-2, Subseries 3:

On June 15, 2012 the Registrant made available the Monthly Certificateholders' Statement for May 2012 with respect to Series 2006-2, Subseries 3, which is attached as Exhibit 99(b) hereto.

(C) Series 2007-2:

On June 15, 2012 the Registrant made available the Monthly Certificateholders' Statement for May 2012 with respect to Series 2007-2, which is attached as Exhibit 99(c) hereto.

Series 2007-CC Collateral Certificate:

On June 15, 2012, the Registrant made available the Monthly Certificateholders' Statement for May 2012 with respect to Series 2007-CC, which has been previously disclosed in the Report on Form 10-D of Discover Card Execution Note Trust (the "Note Issuance Trust") filed on June 15, 2012 (file number 333-141703-02). Series 2007-CC supports the notes issued by the Note Issuance Trust.

PART II OTHER INFORMATION

Item 3. Sales of Securities and Use of Proceeds

Class C(2012-2) Notes and Class B(2012-2) Notes

Class C(2012-2) Notes. On May 30, 2012, $395,000,000 aggregate principal amount of DiscoverSeries Class C(2012-2) Notes (the “Class C(2012-2) Notes”) were issued pursuant to the Indenture, dated as of July 26, 2007, as amended by the First Amendment to Indenture dated as of June 4, 2010 (the "Indenture"), as supplemented by the Amended and Restated Indenture Supplement dated as of June 4, 2010 (the "Indenture Supplement"), and the Class C(2012-2) Terms Document, dated as of May 30, 2012, each between the Note Issuance Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee. The Class C(2012-2) Notes were privately offered and issued in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended (the "Act"). The Class C(2012-2) Notes were sold at a discount for cash, do not bear interest or receive coupon payments and are not subject to underwriting discounts or commissions. The initial Outstanding Dollar Principal Amount was $385,535,405 reflecting a discount of $9,464,595.

Class B(2012-2) Notes. On May 30, 2012, $105,000,000 aggregate principal amount of DiscoverSeries Class B(2012-2) Notes (the “Class B(2012-2) Notes”) were issued pursuant to the Indenture, as supplemented by the Indenture Supplement and the Class B(2012-2) Terms Document, dated as of May 30, 2012, each between the Note Issuance Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee. The Class B(2012-2) Notes were privately offered and issued in reliance upon the exemption contained in Section 4(2) of the Act. The Class B(2012-2) Notes were sold at a discount for cash, do not bear interest or receive coupon payments and are not subject to underwriting discounts or commissions. The initial Outstanding Dollar Principal Amount was $103,629,330 reflecting a discount of $1,370,670.

The Class B(2012-2) and Class C(2012-2) Notes are secured by the collateral certificate and the Note Issuance Trust's other assets. Allocations of cash flows from the asset pool and any expenses or losses by the Master Trust to the holders of trust certificates issued by the Master Trust, including the collateral certificate, are described in the prospectus dated June 4, 2012, and the prospectus supplement thereto dated June 5, 2012 (collectively, the “Class A(2012-3)/(2012-4) Prospectus”), each previously filed by us with the Securities and Exchange Commission on June 6, 2012 (file numbers 333-167413, 333-167413-01 and 333-167413-02). Allocations of cash flows from the asset pool and any expenses or losses by the Indenture Trustee to the holders of Notes are also described in the Class A(2012-3)/(2012-4) Prospectus.

The Note Issuance Trust paid the proceeds of $489,164,735 from the sale of the Class B(2012-2) Notes and the Class C(2012-2) Notes to Discover Bank in exchange for a $500,000,000 increase in the investor interest in receivables represented by the collateral certificate. Discover Bank added these proceeds to its general funds.

The Class B(2012-2) Notes and Class C(2012-2) Notes are subordinated in right of payment of principal and interest to the Class A notes, bear losses before the Class A notes and provide loss protection to the Class A notes of the DiscoverSeries. The Class C(2012-2) Notes are also subordinated in right of payment of principal and interest to the Class B notes, bear losses before the Class B notes and provide loss protection to the Class B notes of the DiscoverSeries. Principal amounts allocable to subordinated notes may be applied to make interest payments on senior notes of the DiscoverSeries or to pay servicing fees on the receivables. Although the amount of loss protection provided by any Class B or Class C notes, as applicable, is limited to its proportionate share of the required subordinated amount of such class of notes for the applicable senior class of notes of the DiscoverSeries and may vary over time, at any time it is possible that the entire nominal liquidation amount of any tranche of Class B or Class C notes will provide loss protection to the senior notes of the DiscoverSeries. Relative priority among notes and rights to the underlying pool assets are more fully described in the Class A(2012-3)/(2012-4) Prospectus.

In general, the subordinated notes of the DiscoverSeries serve as credit enhancement for all of the senior notes of the DiscoverSeries, regardless of whether the subordinated notes are issued before, at the same time as or after the senior notes of the DiscoverSeries. The Class B(2012-2) Notes receive credit enhancement through the subordination of interest and principal payments on Class C and Class D notes and through loss protection provided by such notes. The Class C(2012-2) Notes receive credit enhancement through the subordination of interest and principal payments on Class D notes and through loss protection provided by such notes. The amount of subordination available to provide credit enhancement to any tranche of notes is limited by its available subordinated amount of each class of notes that is subordinated to it. Each senior tranche of notes has access to credit enhancement from those subordinated notes only in an amount not exceeding its required subordinated amount minus the amount of usage of that required subordinated amount. When we refer to “usage of the required subordinated amount,” we refer to the amount by which the nominal liquidation amount of subordinated notes providing credit enhancement to that tranche of senior notes has declined as a result of losses relating to charged-off receivables and the application of subordinated notes’ principal allocation to pay interest on senior classes and servicing fees. Relative priority among notes and the rights to the underlying pool assets are more fully described in the Class A(2012-3)/(2012-4) Prospectus.

Increase in Principal Amount of Class D(2009-1) Notes

On May 30, 2012, Discover Bank, pursuant to Section 2.03 of the Note Purchase Agreement (the “Note Purchase Agreement”), dated as of July 2, 2009, among the Note Issuance Trust, as Issuer, Discover Bank, as Depositor, and the purchasers named therein and Section 2.06 of the Class D(2009-1) Terms Document, dated as of July 2, 2009, as the same may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time, by and between the Note Issuance Trust, as Issuer, and U.S. Bank National Association as Indenture Trustee, increased the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes. The increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes was in the amount of $68,181,818, resulting in an Outstanding Dollar Principal Amount of the Class D(2009-1) Notes of $2,161,363,637. The Class D(2009-1) Notes were sold to purchasers in reliance upon the exemption contained in Section 4(2) of the Act. The Class D(2009-1) Notes were sold at par value for cash, with no applicable underwriting discounts or commissions. In connection with this increase, the investor interest in receivables represented by the collateral certificate issued by the Master Trust that secures the DiscoverSeries Notes was increased by $68,181,818. The Note Issuance Trust paid the net proceeds from the issuance to Discover Bank in exchange for the increase in the investor interest in receivables represented by the collateral certificate.

Item 8. Other Information

Class A(2011-B) Notes. On May 25, 2012, the Note Issuance Trust, as Issuer of the DiscoverSeries Class A(2011-B) Notes (the "Class A(2011-B) Notes”), Discover Bank, as Depositor, Beneficiary, and Calculation Agent for the Note Issuance Trust, and the committed purchaser and purchaser of the Class A(2011-B) Notes and their agent agreed to (i) extend the existing expected maturity date of the Class A(2011-B) Notes to August 15, 2014; (ii) extend the existing expected principal payment date of the Class A(2011-B) Notes to August 15, 2014 (except as otherwise may be specified with respect to an increase in the outstanding dollar principal amount of the Class A(2011-B) Notes); (iii) extend the existing termination date for the note purchase commitments to June 30, 2014; (iv) extend the existing legal maturity date of the Class A(2011-B) Notes to February 15, 2017; and (v) extend the existing liquidation commencement date of the Class A(2011-B) Notes to July 1, 2014 (except as otherwise may be specified with respect to an increase in the outstanding dollar principal amount of the Class A(2011-B) Notes).

No Approval or Notification of Certain Events

The approval of, or notification to, outstanding certificateholders of the Master Trust or noteholders of the Note Issuance Trust is not required in connection with a new issuance of certificates or notes. Discover Bank, in its capacity as “Seller” under the Pooling and Servicing Agreement, may from time to time direct the trustee for the Master Trust to issue new series of certificates, or increase the size of series by issuing additional certificates, subject to certain requirements, including confirmation from rating agencies that such new issuance would not result in the reduction or downgrade of the ratings of any class of any series then outstanding. Discover Bank, as beneficiary under the trust agreement for the Note Issuance Trust, may also direct the Note Issuance Trust to issue additional notes and may agree to increase the investor interest in receivables represented by the collateral certificate issued with respect to the Note Issuance Trust by a corresponding amount.

Discover Bank may, in its sole discretion, subject to certain limitations, designate additional credit card accounts originated by Discover Bank or its affiliates, the receivables in which are to be added to the Master Trust, or convey interests in other credit card receivables pools to the Master Trust. In addition, Discover Bank will be required to designate additional credit card accounts, the receivables in which are to be added to the Master Trust, if the aggregate amount of principal receivables in the Master Trust on the last day of any month is less than a minimum level that relates to the sum of investor interests for all series then outstanding. Discover Bank, subject to certain limitations, may, but is not obligated to, remove credit card accounts from the Master Trust. These limitations include confirmation that, notwithstanding the removal of accounts, the minimum principal receivables balance in the Master Trust will be maintained and affirmation from rating agencies that the removal will not cause a lowering or withdrawal of their then current ratings on any class of any outstanding series of certificates.

PART II OTHER INFORMATION

Item 9.		Exhibits
Exhibit No.		Description
99	(a)	Monthly Certificateholders' Statement, related to the month ending
May 31, 2012, for Series 2005-4, Subseries 2.
99	(b)	Monthly Certificateholders' Statement, related to the month ending
May 31, 2012, for Series 2006-2, Subseries 3.
99	(c)	Monthly Certificateholders' Statement, related to the month ending
May 31, 2012, for Series 2007-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DISCOVER BANK
(Depositor)

/s/ Michael F. Rickert
___________________________________
Michael F. Rickert
Vice President, Chief Financial Officer
and Treasurer

Date: June 15, 2012

EXHIBIT INDEX
Exhibit No.		Description

99	(a)	Monthly Certificateholders' Statement, related to the
month ending May 31, 2012, for Series 2005-4, Subseries 2.

99	(b)	Monthly Certificateholders' Statement, related to the
month ending May 31, 2012, for Series 2006-2, Subseries 3.

99	(c)	Monthly Certificateholders' Statement, related to the
month ending May 31, 2012, for Series 2007-2.